UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 3, 2021

Civista Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CIVB	NASDAQ Capital Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On March 3, 2021, Civista Bancshares, Inc. entered into a Restricted Stock Award Agreement with each of its senior officers to award them restricted shares as part of their bonus based upon the Company’s 2020 results. These awards are made pursuant to the terms of the Corporation’s 2014 Incentive Plan (“Incentive Plan”). The Compensation Committee of the Board of Directors of Civista Bancshares, Inc. administers the Incentive Plan and approved the procedure for determining Restricted Stock Awards and the vesting schedule for the shares and set the grant date for the awards. The restricted shares vest over a period of three years beginning on January 3, 2022 conditioned, except in the event of the officer’s death, retirement or a change in control of the Company, upon the officer’s continued employment with the Company. A copy of the form of the Restricted Stock Award Agreement is furnished as Exhibit 99.1 to this report and incorporated here by reference.

The following schedule shows the 2020 Restricted Stock awarded to each of Civista Bancshares, Inc.’s named executive officers.

		Restricted Shares Awarded	Value of Shares Awarded
Dennis G. Shaffer	President and CEO	5,968	$114,401
Todd A. Michel	Senior Vice President, Controller	1,390	$26,643
Richard J. Dutton	Senior Vice President	2,772	$53,144
Charles A. Parcher	Senior Vice President	2,772	$53,144
Paul J. Stark	Senior Vice President	—	$0

Mr. Stark, having reached the age of 62 and as permitted by the Incentive Plan, has opted to receive his incentive entirely in cash and will not receive any shares under the Incentive Plan.

Civista Bancshares, Inc. is a $2.8 billion financial holding company headquartered in Sandusky, Ohio and may be accessed at www.civb.com. The Company’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1 - Form of Restricted Stock Award Agreement filed as Exhibit 99.1 to Civista Bancshares, Inc.’s Current Report on Form 8-K dated and filed on March 17, 2015 and incorporated herein by reference. (File No. 001-36192).

Exhibit 104 Cover Page Interactive File-the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.
(Registrant)

Date: March 4, 2021	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President & Controller